As filed with the Securities and Exchange Commission on July 3, 1996
                                                 Registration No. 333-__________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.,  20549

                       ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                       ------------------------------

                       MARCUM NATURAL GAS SERVICES, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        Delaware                                              84-1169358
- -------------------------                                  ----------------
(STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


                                 1675 Broadway
                                   Suite 2150
                             Denver, Colorado 80202
             -----------------------------------------------------
             (ADDRESS AND ZIP CODE OF PRINCIPAL EXECUTIVE OFFICES)

 Marcum Natural Gas Services, Inc. Amended and Restated 1991 Stock Option Plan
 -----------------------------------------------------------------------------
                            (FULL TITLE OF THE PLAN)

                         Bobby W. Page, Vice President
                       Marcum Natural Gas Services, Inc.
                           1675 Broadway, Suite 2150
                            Denver, Colorado  80202
                                 (303) 592-5555
                       ----------------------------------
                      (NAME, ADDRESS AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                        CALCULATION OF REGISTRATION FEE

============================================================================================================================
          Title of                   Amount           Proposed Maximum      Proposed Maximum         Amount of Registration
      Securities to be                to be            Offering Price           Aggregate                      Fee
         Registered              Registered (1)         Per Share (2)      Offering Price (2)
- ----------------------------------------------------------------------------------------------------------------------------
 Common Stock, par value         500,000 shares           $ 1.3125              $ 656,250                   $ 226.29
 $.01 per share
============================================================================================================================

(1) In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), this Registration Statement also covers an indeterminate amount of shares of Common Stock and other securities that may be offered or sold pursuant to the anti-dilution provisions of the Marcum Natural Gas Services, Inc. Amended and Restated 1991 Stock Option Plan.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to paragraphs (c) and (h) of Rule 457 under the Securities Act, on the basis of the average of the high and low prices of the Common Stock as reported on the Nasdaq National Market on July 1, 1996.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.

         On November 12, 1992, Marcum Natural Gas Services, Inc. (the "Registrant") filed a Registration Statement on Form S-8 (Registration No. 33-54398) registering the issuance of 900,000 shares of Common Stock, par value $.01 per share ("Common Stock"), pursuant to the Marcum Natural Gas Services, Inc. 1991 Stock Option Plan (the "Plan"). This Registration Statement registers the issuance of 500,000 additional shares of Common Stock pursuant to the Amended and Restated Plan in accordance with Instruction E to Form S-8.
The securities to which this Registration Statement relates are the same class, and are to be issued under the same employee benefit plan, as the securities previously registered in Registration Statement No. 33-54398. Pursuant to General Instruction E, the contents of Registration Statement No. 33-54398 are incorporated herein by reference.


ITEM 8.  EXHIBITS.

Exhibit No.      Description of Exhibit
- -----------      ----------------------

4.1              Restated Certificate of Incorporation of Marcum Natural Gas Services, Inc.
                 as amended (incorporated by reference to Exhibit 3.1 to the Registrant's
                 Registration Statement on Form S-18, Registration No. 33-44558)

4.2              Bylaws of Marcum Natural Gas Services, Inc., as amended (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form SB-2,
                 Registration No. 33-82868)

4.3              Marcum Natural Gas Services, Inc. Amended and Restated 1991 Stock Option Plan

5.1              Opinion of Emens, Kegler, Brown, Hill & Ritter Co., L.P.A.

23.1             Consent of Emens, Kegler, Brown, Hill & Ritter Co., L.P.A.
                 (Included in Exhibit 5.1)

23.2             Consent of Deloitte & Touche LLP

24.1             Powers of Attorney
                 (Included in Signature Page)


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Denver, Colorado on the 28th day of June, 1996.

                                         MARCUM NATURAL GAS SERVICES, INC.


                                         By:      /s/ W. Phillip Marcum
                                                  -----------------------------
                                                  W. Phillip Marcum, President


         The Registrant and each person whose signature appears below does hereby make, constitute and appoint W. Phillip Marcum, Bobby W. Page and Paul
R. Hess, and each of them, his or its true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him or it and in his or its name, place and stead, in any and all capacities, to sign and file any and all amendments (including post-effective amendments) to this Registration Statement, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in or about the premises as he or it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them or their, his or its substitute or substitutes may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures                                       Title                                                    Date
- ----------                                       -----                                                    ----
/s/ W. Phillip Marcum                            President, Chief Executive Officer and             June 28, 1996
- ---------------------------------------          and Director (Principal executive officer)
W. Phillip Marcum

/s/ A. Bradley Gabbard                           Executive Vice President and Director              June 28, 1996
- ---------------------------------------
A. Bradley Gabbard

/s/ Bobby W. Page                                Vice President, Secretary and Treasurer            June 28, 1996
- ---------------------------------------          (Principal financial officer and principal
Bobby W. Page                                    accounting officer)


/s/ Charles E. Miller                            Director                                           June 28, 1996
- ---------------------------------------
Charles E. Miller

/s/ U. E. Patrick                                Director                                           June 28, 1996
- ---------------------------------------
U. E. Patrick

/s/ Basil M. Briggs                              Director                                           June 28, 1996
- ---------------------------------------
Basil M. Briggs

/s/ Robert Lloyd                                 Director                                           June 28, 1996
- ---------------------------------------
Robert Lloyd

/s/ Stephen E. McGregor                          Director                                           June 28, 1996
- ---------------------------------------
Stephen E. McGregor

/s/ Anthony D. Pell                              Director                                           June 28, 1996
- ---------------------------------------
Anthony D. Pell

/s/ Albert F. Thomasson                          Director                                           June 28, 1996
- ---------------------------------------
Albert F. Thomasson

                      MARCUM NATURAL GAS SERVICES, INC.
                 AMENDED AND RESTATED 1991 STOCK OPTION PLAN
                                   FORM S-8

                                EXHIBIT INDEX


Exhibit No.      Description of Exhibit
- -----------      ----------------------

4.1              Restated Certificate of Incorporation of Marcum Natural Gas Services, Inc.
                 as amended (incorporated by reference to Exhibit 3.1 to the Registrant's
                 Registration Statement on Form S-18, Registration No. 33-44558).

4.2              Bylaws of Marcum Natural Gas Services, Inc., as amended (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form SB-2,
                 Registration No. 33-82868).

4.3              Marcum Natural Gas Services, Inc. Amended and Restated 1991 Stock Option Plan

5.1              Opinion of Emens, Kegler, Brown, Hill & Ritter Co., L.P.A.

23.1             Consent of Emens, Kegler, Brown, Hill & Ritter Co., L.P.A.
                 (Included in Exhibit 5.1)

23.2             Consent of Deloitte & Touche LLP

24.1             Powers of Attorney (included in Signature Page)